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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form S-4 of Simmons Company of our reports dated March 19, 2004 relating to the financial statements of Simmons Company, which appear in such Registration Statement.


/s/ PricewaterhouseCoopers LLP